UNITED STATES

SECURITIES AND EXCHANGE COMMISSION

Washington, D.C. 20549

FORM 8-K/A

(Amendment No. 1)

CURRENT REPORT

Pursuant to Section 13 or 15(d) of the Securities Exchange Act of 1934

Date of Report (Date of earliest event reported): June 21, 2021 (March 17, 2021)

PURECYCLE TECHNOLOGIES, INC.

(Exact name of registrant as specified in its charter)

Delaware	001-40234	86-2293091
(State or Other Jurisdiction of Incorporation)	(Commission File Number)	(I.R.S. Employer Identification No.)

5950 Hazeltine National Drive, Suite 650
Orlando, Florida	32822
(Address of principal executive offices)	(Zip Code)

(877) 648-3565

(Registrant’s telephone number,
including area code)

N/A

(Former name or former address, if changed since last report.)

Check the appropriate box below if the Form 8-K filing is intended to simultaneously satisfy the filing obligations of the registrant under any of the following provisions:

☐	Written communications pursuant to Rule 425 under the Securities Act (17 CFR 230.425)

☐	Soliciting material pursuant to Rule 14a-12 under the Exchange Act (17 CFR 240.14a-12)

☐	Pre-commencement communications pursuant to Rule 14d-2(b) under the Exchange Act (17 CFR 240.14d-2(b))

☐	Pre-commencement communications pursuant to Rule 13e-4(c) under the Exchange Act (17 CFR 240.13e-4(c))

Securities registered pursuant to Section 12(b) of the Act:

Title of each class	Trading symbol(s)	Name of each exchange on which registered
Common Stock, par value $0.001 per share	PCT	The Nasdaq Capital Market LLC
Warrants, each exercisable for one share of common stock, $0.001 par value per share, at an exercise price of $11.50 per share	PCTTW	The Nasdaq Capital Market LLC
Units, each consisting of one share of common stock, $0.001 par value per share, and three quarters of one warrant	PCTTU	The Nasdaq Capital Market LLC

Indicate by check mark whether the registrant is an emerging growth company as defined in Rule 405 of the Securities Act of 1933 (§230.405 of this chapter) or Rule 12b-2 of the Securities Exchange Act of 1934 (§240.12b-2 of this chapter).

Emerging growth company ☒

If an emerging growth company, indicate by check mark if the registrant has elected not to use the extended transition period for complying with any new or revised financial accounting standards provided pursuant to Section 13(a) of the Exchange Act. ☐

INTRODUCTORY NOTE

On March 17, 2021 (the “Closing Date”), PureCycle Technologies LLC (“PCT LLC”) consummated the previously announced business combination (“Business Combination”) with Roth CH Acquisition I Co., a Delaware corporation (both prior to and after the Closing Date, “ROCH”), Roth CH Acquisition I Co. Parent Corp., a Delaware corporation and wholly owned direct subsidiary of ROCH (“ParentCo”) and others pursuant to the Agreement and Plan of Merger dated as of November 16, 2020, as amended from time to time (the “Merger Agreement”).

Upon the completion of the Business Combination and the other transactions contemplated by the Merger Agreement (collectively, the “Closing”), ROCH changed its name to PureCycle Technologies Holdings Corp. and became a wholly owned direct subsidiary of ParentCo, PCT LLC became a wholly owned direct subsidiary of PureCycle Technologies Holdings Corp. and a wholly owned indirect subsidiary of ParentCo, and ParentCo changed its name to PureCycle Technologies, Inc. (“PureCycle,” “Company,” “we” or “our”). PureCycle continues the existing business operations of PCT LLC as a publicly traded company. The Company’s common stock, units and warrants are listed on the Nasdaq Capital Market (“NASDAQ”) under the symbols “PCT,” “PCTTU” and “PCTTW,” respectively.

In connection with the Closing, the Company filed a Current Report on Form 8-K on March 22, 2021 (the “Original Report”), to report, among other events, the Closing and related matters under Items 1.01, 2.01, 3.02, 3.03, 4.01, 5.01, 5.02, 5.03, 5.06, 8.01 and 9.01 of Form 8-K. The Company is filing this Amendment No. 1 on Form 8-K/A (this “Amendment”) to the Original Report in order to amend and restate certain unaudited pro forma condensed combined financial information of the Company as of and for the year ended December 31, 2020 and to file the unaudited pro forma condensed combined statement of operations of the Company for the three months ended March 31, 2021, as further described below.

As previously reported in the Current Report on Form 8-K filed by the Company on June 8, 2021 (the “Restatement 8-K”), on April 12, 2021, the staff of the Securities and Exchange Commission (the “SEC Staff”) issued a public statement entitled “Staff Statement on Accounting and Reporting Considerations for Warrants Issued by Special Purpose Acquisition Companies (“SPACs”)” (the “SEC Staff Statement”). In the SEC Staff Statement, the SEC Staff expressed its view that certain terms and conditions common to SPAC warrants may require the warrants to be classified as liabilities on the SPAC’s balance sheet as opposed to equity. Since issuance, ROCH’s 199,125 Private Warrants (as defined in ROCH’s Annual Report on Form 10-K for the period ended December 31, 2020 (the “ROCH Form 10-K”)), that were converted into Company warrants pursuant to the Business Combination, were accounted for as equity within ROCH’s balance sheet. On May 27, 2021, after discussion and evaluation, Company management, in consultation with the Audit Committee, concluded that the Private Warrants should be presented as liabilities with subsequent fair value remeasurement.

As reported in the Restatement 8-K, on June 2, 2021, the Company concluded that ROCH’s (i) audited financial statements for the year ending December 31, 2020; (ii) unaudited interim financial statements as of and for the periods ended June 30, 2020 and September 30, 2020; and (iii) audited balance sheet as of May 7, 2020 and unaudited pro forma balance sheet as of May 26, 2020 (collectively, the “Affected Periods”) should be restated because of a misapplication in the guidance regarding accounting for the Private Warrants and should no longer be relied upon.

On June 15, 2021, ROCH filed an amendment to the ROCH Form 10-K to restate its consolidated financial statements for the Affected Periods. This Amendment is being filed in order to amend and restate the unaudited pro forma condensed combined balance sheet and statement of operations of the Company as of and for the year ended December 31, 2020, provided under Item 9.01(b) in the Original Report, to give effect to the restatement of the ROCH Form 10-K and the actual transaction costs incurred in connection with the closing of the Business Combination, and to file the unaudited pro forma condensed combined statement of operations of the Company for the three months ended March 31, 2021, in each case to give effect to the Business Combination.

This Amendment does not amend any other item of the Original Report or purport to provide an update or a discussion of any developments at the Company or its subsidiaries subsequent to the filing date of the Original Report. The information previously reported in or filed with the Original Report is hereby incorporated by reference to this Amendment. Capitalized terms used but not defined herein have the meanings given to such terms in the Original Report.

Item 9.01 Financial Statements and Exhibits.

(b)	Pro forma financial information

The unaudited pro forma condensed combined balance sheet and statement of operations of the Company as of and for the year ended December 31, 2020 are set forth in Exhibit 99.1 to this Amendment and are incorporated herein by reference. The unaudited pro forma condensed combined statement of operations of the Company for the three months ended March 31, 2021 is set forth in Exhibit 99.2 to this Amendment and is incorporated herein by reference.

(d)	Exhibits

Exhibit No.	Description
99.1	Unaudited pro forma condensed combined balance sheet and statement of operations of the Company as of and for the year ended December 31, 2020.
99.2	Unaudited pro forma condensed combined statement of operations of the Company for the three months ended March 31, 2021.
104.1	Cover Page Interactive Data File (formatted in Inline XBRL)

SIGNATURES

Pursuant to the requirements of the Securities Exchange Act of 1934, the registrant has duly caused this report to be signed on its behalf by the undersigned hereunto duly authorized.

Dated: June 21, 2021	PURECYCLE TECHNOLOGIES, INC.

	By:	/s/ Michael Dee
	Name:	Michael Dee
	Title:	Chief Financial Officer